HERITAGE BANCSHARES, INC. AND SUBSIDIARY

                                  EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

   Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

      The undersigned hereby certifies that Heritage Bancshares, Inc.'s Form 10-QSB for the three months ended March 31, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                        /s/ Jon D. Patterson
                                        ----------------------------------------
                                        Jon D. Patterson
                                        Executive Vice President and Chief
                                        Financial Officer

Date: May 15, 2003

      A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.